UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 17, 2021
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2021, Rocket Mortgage, LLC (the "Company"), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as Seller, and Nomura Corporate Funding Americas, LLC, in its capacity as buyer, Oakdale Secured Funding Trust Quartz, acting with respect to Series 2020-1, in its capacity as a buyer, and Nomura Corporate Funding America, LLC, as agent, entered into Amendment No. 2 to Master Repurchase Agreement and Amendment No. 2 to the Pricing Side Letter for the Master Repurchase Agreement (the "Amendments"), which extended the maturity date of the existing Master Repurchase Agreement dated as of December 18, 2020, as amended, by and between Nomura Corporate Funding Americas, LLC, in its capacity as buyer, Oakdale Secured Funding Trust Quartz, acting with respect to Series 2020-1, in its capacity as a buyer, and Nomura Corporate Funding America, LLC, as agent, and the Company (the "Master Repurchase Agreement") from December 17, 2021 to December 16, 2022 and effectuated certain other technical changes to the Master Repurchase Agreement.

The foregoing description of the Master Repurchase Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amendment No. 2 to the Master Repurchase Agreement, a copy of which will be filed with the annual report on Form 10-K of Rocket Companies, Inc.

Following the execution of the Amendments, as of December 17, 2021, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, remains unchanged at $33.9 billion. This figure compares with $29.30 billion and $19.13 billion as of December 31, 2020 and December 31, 2019, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2021

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer